SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                   Date of Report:  October 19, 1999
                   ---------------------------------
                   (Date of earliest event reported)


                        UNITED AIR LINES, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


           Delaware                  33-21220         36-2675206
   ----------------------------     -----------    ------------------
   (State or other jurisdiction     (Commission    (I.R.S. Employer
     of incorporation)              File Number)   Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
-------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (847) 700-4000
                                                   --------------

                            Not Applicable
                            --------------
     (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.
                ------------

    United Air Lines, Inc. (the "Company") is filing herewith a press release issued by the Company as Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

Exhibit No.     Description
----------      -----------

    99.1        Press Release



                              SIGNATURES
                              ----------

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                United Air Lines, Inc.



                               By:  /s/ Francesca M. Maher
                                    ----------------------
                               Name:    Francesca M. Maher
                               Title:   Senior Vice President,
                                        General Counsel & Secretary





Dated:  October 19, 1999